REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT made and entered into as of this ___ day of August, 1998 by and between VDC Corporation Ltd., a Bermuda corporation (the "Company"), and Marc Graubart, an individual residing at 200 East 64th Street, Apartment 4C, New York, New York 10021 ("Holder").


                                   BACKGROUND

     WHEREAS, on even date herewith, the Company completed the purchase of all of the outstanding membership interests in Masatepe Communications, U.S.A., LLC, a Delaware limited liability company ("LLC"), pursuant to the terms of a Purchase Agreement dated as of July 31, 1998 by and among the Company, Activated Communications, L.P. and Holder (the "Purchase Agreement");

     WHEREAS, pursuant to a Letter Agreement of even date herewith the Company has agreed to issue to Holder 21,428 shares of its Common Shares, par value $2.00 per share ("Common Stock") in accordance with the terms of the Letter Agreement.

     WHEREAS, pursuant to an Option to Purchase Common Shares of VDC Corporation Ltd. of even date herewith granted in connection with the Employment Agreement of even date herewith (the "Employment Agreement") by and between the Company and the Holder, the Company has agreed to issue to Holder options to purchase Common Stock in accordance with the terms of the Option Agreement.

     WHEREAS, in order to induce Holder and the Company to enter into the foregoing transactions, the Company has agreed to provide Holder with the registration rights set forth in this Agreement.


Article 1 CERTAIN DEFINITIONS.

     In addition to the other terms defined in this Agreement, the following terms shall be defined as follows:

     "Brokers' Transactions" has the meaning ascribed to such term pursuant to Rule 144 under the Securities Act.

     "Business Day" means any day on which the New York Stock Exchange ("NYSE") is open for trading.

     "Common Stock" means any outstanding Common Shares of the Company.

     "Company" means VDC Corporation Ltd., a Bermuda corporation, or any successor thereof.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

     "Holder" means Holder for so long as (and to the extent that) he owns any Registrable Securities, and each of his heirs and personal representatives who become registered owners of Registrable Securities or securities exercisable, exchangeable or convertible into Registrable Securities.

     "Outstanding" means with respect to any securities as of any date, all such securities therefore issued, except any such securities therefore canceled or held by the Company or any successor thereto (whether in its treasury or not) or any affiliate of the Company or any successor thereto shall not be deemed "Outstanding" for the purpose of this Agreement.

     "Person" means an individual, a partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

     "Registrable Security(ies)" means the Common Stock issued to the Holder pursuant to the Letter Agreement, the Option Agreement, and any additional shares of Common Stock or other equity securities of the Company held by the Holder, provided that: as to any particular Registrable Securities, such securities shall cease to constitute Registrable Securities (i) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder, or (ii) when and to the extent such securities are permitted to be publicly sold pursuant to Rule 144 (or any successor provision to such Rule) under the Securities Act or are otherwise freely transferable to the public without further registration under the Securities Act, or (iii) when such securities shall have ceased to be Outstanding and, in the case of clause
(ii), the Company shall, if requested by the Holder or Holders thereof, have delivered to such Holder or Holders the written opinion of independent counsel to the Company to such effect.

     "Registration Expenses" means all expenses incident to the Company's performance of or compliance with the registration requirements set forth in this Agreement including, without limitation, the following: (i) the fees, disbursements and expenses of the Company's counsel(s), accountants, and experts in connection with the registration under the Securities Act of Registrable Securities; (ii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering documents and amendments and supplements thereto, and the mailing and delivery of copies thereof to the underwriters and dealers, if any; (iii) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements, and any other documents in connection with the offering, sale or delivery of Registrable Securities to be disposed of; (iv) all fees (including legal fees) disbursement and expenses incurred in connection with the filing of securities with the Securities and Exchange Commission; (v) any other expenses in connection with the qualification of Registrable Securities for offer and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys; (v) the filing fees incident to securing any required review by the NASDAQ Stock Market of the terms of the sale of Registrable Securities to be disposed of and any blue sky registration or filing fees, and (vi) the fees and expenses incurred in connection with the listing of Registrable Securities on each securities exchange (or the NASDAQ Stock Market) on which Company securities of the same class are then listed; provided, however, that Registration Expenses with respect to any registration pursuant to this Agreement shall not include (x) expenses of any Holder's counsel, or (y) any underwriting discounts or commissions attributable to Registrable Securities, each of which shall be borne by the Holder.

     "SEC" means the United States Securities and Exchange Commission, or such other federal agency at the time having the principal responsibility for administering the Securities Act.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

Article 2 PIGGYBACK REGISTRATIONS.

     (a) Right to Piggyback. If at any time after the date hereof, the Company proposes to file a registration statement under the Securities Act (except with respect to registration statements on Forms S-4, S-8, or any other form not available for registering the Registrable Securities for sale to the public), with respect to an offering of Common Stock, then the Company shall in each case give written notice of such proposed filing to the Holders of Registrable Securities at least 45 days before the anticipated filing date of the registration statement with respect thereto (the "Piggyback Registration"), and shall, subject to Sections 2(b) and 2(c) below, include in such Piggyback Registration such amount of Registrable Securities as the Holder may request within 20 days of the receipt of such notice. In any event, the company shall register Holder's Registrable Securities not later than the date of the registration of the shares of VDC Common Stock issued to Activated Communications L.P. pursuant to the Purchase Agreement.

     (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriter advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration to the extent that the number of shares to be registered will not, in the opinion of the managing underwriter, adversely affect the offering of the securities pursuant to clause
(i), pro rata among the Holders of such Registrable Securities on the basis of the number of shares owned by such Holder and (iii) third, provided that all Registrable Securities requested to be included in the registration statement have been so included, any other securities requested to be included in such registration.

     (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities other than the Holders of Registrable Securities, and the managing underwriter advises the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, to the extent that the number of shares to be registered will not, in the opinion of the managing underwriter, adversely affect the offering of the securities pursuant to clause (i), pro rata among the Holders of such securities on the basis of the number of shares so requested to be included therein owned by each such Holder, and (iii) third, other securities requested to be included in such registration.

Article 3 HOLDBACK AGREEMENTS.

     The Holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the 60 days prior to and the 120-day period beginning on the effective date of any underwritten primary registration undertaken by the Company (except as part of such underwritten registration), unless the underwriter managing the registered public offering otherwise agrees.

Article 4 REGISTRATION PROCEDURES.

     Whenever the Holder of Registrable Securities has requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration of the resale of such Registrable Securities and pursuant thereto the Company shall as soon as practicable:

     (a) prepare and file with the SEC a registration statement with respect to the resale of such Registrable Securities and use its best efforts to cause such registration statement to become effective thereafter (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the Holder of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and consent of such counsel);

     (b) notify the Holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition of the Registrable Securities owned by the sellers in such jurisdictions (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

     (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (f) cause all such Registrable Securities to be listed on each securities exchange or trading system on which similar securities issued by the Company are then listed;

     (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

     (h) enter into such customary underwriting agreements (containing terms acceptable to the Company) as the Holder of Registrable Securities being sold or the underwriters, if any, reasonably requests (although the Company has no obligation to secure any underwriting arrangements on behalf of the Holder); and

     (i) make available for inspection during normal business hours by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

Article 5 REGISTRATION EXPENSES.

     All Registration Expenses in connection with any of the registration events identified within this Agreement shall be borne by the Company. All other expenses shall be borne by the Holder.


Article 6 INDEMNIFICATION.

     (a) The Company agrees to indemnify, to the extent permitted by law, the Holder of Registrable Securities, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue statement of material fact or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished to the Company by such Holder for use therein or by such Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall provide reasonable and customary indemnification to such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holder of Registrable Securities.

     (b) In connection with any registration statement in which the Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits with respect to the Holder and the Securities held by such Holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities
Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished by such Holder.

     (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (other than local counsel retained for the convenience of the parties) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     (e) If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the action which resulted in such losses, claims, damages, liabilities or expenses, as well as other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission or alleged omission to state a material fact, has been made, or relates to, information supplied by such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by such party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees reasonably incurred by such party in connection with any investigation or proceeding.

Article 7 OBLIGATION OF HOLDERS.

     (a) In connection with each registration hereunder, Holder will furnish to the Company in writing such information with respect to such Holder and the securities held by such Holder, and the proposed distribution by them as shall be reasonably requested by the Company in order to assure compliance with federal and applicable state securities laws, as a condition precedent to including such Holder's Registrable Securities in the registration statement. Each Holder also shall agree to promptly notify the Company of any changes in such information included in the registration statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances then existing.

     (b) In connection with each registration pursuant to this Agreement, the Holder included therein will not effect sales thereof until notified by the Company of the effectiveness of the registration statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus. At the end of any period during which the Company is obligated to keep a registration statement current, the Holder included in said registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such Holder shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

Article 8 INFORMATION BLACKOUT.

     (a) At any time when a registration statement effected pursuant to this Agreement relating to Registrable Securities is effective, upon written notice from the Company to the Holders that the Company has determined in good faith that sale of Registrable Securities pursuant to the registration statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law (an "Information Blackout"), all Holders shall suspend sales of Registrable Securities pursuant to such registration statement until the earlier of:

     (i) thirty (30) days after the Company makes such good faith determination; and

     (ii) such time as the Company notifies the Holders that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to such registration statement may otherwise be resumed (the number of days from such suspension of sales by the Holders until the day when such sale may be resumed hereunder is hereinafter called a "Sales Blackout Period").

     (b) Notwithstanding the foregoing, there shall be no more than two (2) Information Blackouts during the term of this Agreement and no Sales Blackout Period shall continue for more than thirty (30) consecutive days.

     (c) For the purposes of section 4(b), the period of time during which the Company is required to maintain the effectiveness of registration statement shall be extended by the duration of the sales blackout period.

Article 9 MISCELLANEOUS.

     (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to that jurisdiction's conflict of laws provisions. For the purposes of this paragraph, the term "current" shall mean the time at which any dispute, issue or question shall arise hereunder. The parties hereby consent to the jurisdiction of the federal and state courts of Delaware for the purpose of enforcing the terms and conditions of this agreement, including but not limited to, any action brought to entice any award entered in connection with an arbitration brought hereunder.

     (b) Arbitration. If a dispute arises as to interpretation of this Agreement, it shall be decided finally by three arbitrators in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration. The arbitrators shall be appointed as follows: one by the Company, one by the Holder and the third by the said two arbitrators, or if they cannot agree, then the third arbitrator shall be appointed by the American Arbitration Association. The third arbitrator shall be chairman of the panel and shall be impartial. The arbitration shall take place in Philadelphia, Pennsylvania. The decision of a majority of the Arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. Each party shall pay the fees and expenses of the arbitrator appointed by it, its counsel and its witnesses. The parties shall share equally the fees and expenses of the impartial arbitrator.

     (c) Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders.

     (e) Notices. All communications under this Agreement shall be sufficiently given if delivered by hand or by overnight courier or mailed by registered or certified mail, postage prepaid, addressed,

                         (i) if to the Company, to:

                             VDC Corporation Ltd.
                             75 Holly Hill Lane
                             Greenwich, CT 06830
                             Attention:  Frederick A. Moran, Chief
                                         Executive Officer
                             with a copy to:

                             Stephen M. Cohen, Esquire
                             Buchanan Ingersoll Professional Corporation
                             11 Penn Center, 14th Floor
                             1835 Market Street
                             Philadelphia, PA  19103

or, in the case of the Holder, at such address as each such Holder shall have furnished in writing to the Company; or at such other address as any of the parties shall have furnished in writing to the other parties hereto.

                             With a copy to:

                             Tab K. Rosenfeld, Esq.
                             Rosenfeld, Jacobs & King, L.L.P.
                             1133 Avenue of the Americas - Suite 3825
                             New York, NY   10036

     (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (f) Entire Agreement; Survival; Termination. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, intending to be legally bound hereby, the parties have executed this Registration Rights Agreement as of the date first written above.


                                               VDC CORPORATION LTD.




                                               By: /s/ Frederick A. Moran
                                                   -------------------------
                                                   Frederick A. Moran
                                                   Chief Executive Officer



                                               HOLDER:



                                               By: /s/ Marc Graubart
                                                   -------------------------
                                                   Marc Graubart